UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22218

T. Rowe Price Global Real Estate Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Item 1. Report to Shareholders

Global Real Estate Fund	December 31, 2015

The views and opinions in this report were current as of December 31, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global real estate securities produced overall flat results in 2015 as losses early in the year were offset by modest gains over the past six months. The U.S. and UK produced positive results while real estate stocks in Hong Kong, Singapore, and Japan suffered losses. Although uncertainty about the direction of interest rates drove volatility in real estate share prices throughout the year, fundamentals remained strong in many global markets and property types. Our approach to owning quality properties in high-demand markets helped us outperform during a challenging environment.

During the 12-month period ended December 31, 2015, the Global Real Estate Fund returned 1.47%, which outpaced the 0.05% turned in by the benchmark FTSE EPRA/NAREIT Developed Real Estate Index and -0.15% return for the Lipper Global Real Estate Index. (The returns for the Advisor Class were a bit lower, reflecting its different fee structure.)

DIVIDEND DISTRIBUTION

On December 15, 2015, your Board of Directors declared a fourth-quarter dividend of $0.07 per share to shareholders of record on that day, which was paid on December 17; however, that amount and part of the dividend paid in September were later reclassified as capital gains for tax purposes. Please remember to use your IRS Form 1099-DIV, not your year-end T. Rowe Price account statement, for tax-filing purposes, in order to accurately reflect the reclassification of a portion of the fund’s income distribution.

MARKET ENVIRONMENT AND STRATEGY

U.S. real estate investment trusts (REITs), which make up the largest portion of our fund as well as the global index, were up 3% in 2015, bolstered by robust results over the past six months. Commercial real estate fundamentals benefited from a moderately positive economic growth environment that was highlighted by a string of solid monthly payroll reports and an unemployment rate that declined to 5.0% by year-end. Although falling commodity prices kept inflation low, the Fed finally increased the federal funds rate in December by 0.25 percentage points to a range of 0.25% to 0.50% as a result of labor market strength. Real estate supply increased, but at a tempered pace. With demand exceeding supply, occupancy levels have reached or exceeded prior peaks, and rent growth remains strong.

Outside the U.S., currency valuations played a substantial part in returns in many markets, and concerns about a slowing Chinese economy weighed on results in Asia. The UK was the best-performing major market in 2015, up 6%, but gave up some ground in the latter part of the year. In London, tenant and investor demand was strong, driving rental growth and property values up markedly. Toward the end of the year, these positive operating fundamentals were muted by concerns over increasing construction, the forthcoming referendum on the UK’s place in the European Union, and the potential for rate hikes in 2016. Across the Channel, Continental Europe was up over 15% in local currency but only 2% in U.S. dollars due to the weakening of the euro. Property yields appear attractive relative to yields on government bonds, and operating fundamentals are improving at a modest pace.

Australia also posted strong double-digit returns on a local currency basis, but the country’s weak currency trimmed U.S.-dollar-denominated returns to 2%. Commercial real estate values rose as investors were attracted to the above-average cash flow yields. Australian banks raised mortgage rates in an attempt to slow robust house price growth in Sydney and Melbourne. The weaker Australian dollar is resulting in a strong pickup in tourism, and employment numbers remain positive despite headwinds from natural resource-related job losses. Retail sales have remained reasonably strong.

Japanese real estate stocks declined 6%. Inflation remained below the Bank of Japan’s target, and household spending was limited by lackluster wage growth. Commercial properties were attractive to investors as a result of the large yield advantage they offered in comparison with government bonds. In addition, operating fundamentals continue to improve in Tokyo office properties as good demand has translated into increasing rents and falling vacancies. Tourism has been a positive surprise and has led to higher hotel room rates and increasing demand for prime retail real estate. However, demand for space outside the urban core remains challenged, and the supply pipeline is growing in the office and logistics sectors.

Hong Kong real estate stocks fell 13% for the full year, after a 17% decline in the second half wiped out positive results earlier in 2015. The faltering Chinese economy and the country’s unexpected currency devaluation created significant equity market volatility in China and Hong Kong. China cut interest rates and lowered down payment requirements in an effort to begin to clear excess residential supply. In Hong Kong, after several rounds of policy restrictions, residential prices declined by 7% from their peak in September. Retail sales in Hong Kong continue to decline along with tourism, which may put upward pressure on the unemployment rate. Fundamentals of Hong Kong office properties remain solid with low vacancy rates and little near-term supply, which is driving an increase in rents.

PORTFOLIO REVIEW

In the United States, apartment REIT shares generated strong returns throughout the year. Occupancy rates remain high, helped by low unemployment and declining homeownership rates. Despite increasing construction of new apartments, rental growth has been impressive. Our holdings, including AvalonBay Communities, Essex Property Trust, and Equity Residential, contributed to results. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Regency Centers and Federal Realty Investment Trust recorded double-digit returns in 2015, also boosting results. Investors began to more fully appreciate the stable and growing cash flows produced by their well-located shopping centers that focus on consumer necessities. We trimmed Federal Realty after its strong performance.

Unfortunately, our hotel holdings, Hilton Worldwide Holdings and Starwood Hotels & Resorts Worldwide, which were contributors to performance in the first half of the year, saw double-digit declines in their stock prices in the latter half of 2015. Fears over weakening revenue-per-available-room growth in the face of increasing hotel supply and skittish demand caused the dramatic reversal in the stocks. Losses came despite the announcement of a merger between Starwood and Marriott International in November.

In London, our coveted assets in the West End posted positive returns, with strong performance from Shaftesbury, Derwent London, and Great Portland Estates. Limited supply of office and retail properties in the West End, combined with strong demand, has resulted in a leasing environment that favors the landlords. We trimmed Derwent London into strength as the construction cranes on the London skyline are becoming more prevalent, foreshadowing increased office supply over the next few years.

In Continental Europe, we reduced our longtime holding in Unibail-Rodamco to fund a position in Klepierre; both firms specialize in shopping centers. We believe the portfolio repositioning and balance sheet improvement undertaken by Klepierre’s management is underappreciated by the market.

In Japan, we initiated a position in Invincible Investment, which primarily owns hotel properties in Tokyo. Increasing tourist arrivals drove strong revenue-per-available-room growth and positive stock returns. Mitsubishi Estate and Mitsui Fudosan posted losses, but outperformed other Japanese real estate developers. We eliminated Frontier Real Estate Investment and used the proceeds to add to Nippon Prologis REIT, both of which dragged on our results.

In Australia, we added to our position in Vicinity Centres following underperformance in 2015. Vicinity is the new name of the combined company created through the merger of Novion Property Group and Federation Centres in early 2015. We believe the company’s highly productive retail portfolio will benefit from economies of scale and an enhanced focus on cost reduction.

Hong Kong was a challenging market with most of our holdings posting negative returns and detracting from performance. We eliminated Hang Lung Properties on concerns about its retail and office properties in China’s Tier 2 cities (which are primarily provincial capitals). We also trimmed Sun Hung Kai Properties and added to Cheung Kong Property Holdings, which we believe is better positioned to weather a downturn in Hong Kong home prices.

Brazilian mall owners BR Malls Participacoes and Iguatemi Empresa de Shopping Centers also hurt results as Brazil has suffered through economic and political challenges combined with further currency weakness.

OUTLOOK

As I write this letter in January, it would be imprudent to ignore that real estate stocks are down over 5% to start the year and broader equity markets are down even more. Risk is being repriced as investors worry about the potential for slowing economic growth in many markets around the world. Downside analyses are being dusted off, and good balance sheets are back in vogue. It is a good time to remember that volatility in stock prices creates opportunity. The market may indiscriminately punish good companies along with those that are mediocre. Thus, we think this is a fertile environment for our strategy, which focuses on bottom-up stock selection to drive our returns. In addition, our philosophy of owning companies with high-quality real estate in land-constrained markets, well-capitalized balance sheets, and strong management teams should hold us in good stead during this market turmoil and contribute to outperformance over the long term.

That being said, as real estate investors we must acknowledge that commercial real estate is a cyclical business, and we need to keep a keen eye on where we are in the cycle. We expect operating fundamentals to remain solid over the near term in most markets due to the favorable supply/demand imbalance. But we note that with supply pipelines increasing, we inch closer to a tipping point should demand wane. We will also keep a close eye on credit markets, where investors have been demanding higher yields from riskier assets over the past few months. While we remain alert to potential risks, we are comforted that interest rates may remain relatively low, providing support to real estate values for some time to come.

Thank you for your continued support and confidence.

Respectfully submitted,

Nina Jones
President of the fund and chair of its Investment Advisory Committee

January 20, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Due to its concentration in the real estate industry, the fund’s share price could be more volatile than that of a fund with a broader investment mandate. Trends perceived to be unfavorable to real estate, such as changes in the tax laws or rising interest rates, could cause a decline in share prices.

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments; trading days and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

FTSE EPRA/NAREIT Developed Real Estate Index: A total return index composed of the most actively traded REITs and REIT-type structures, designed to be a measure of global real estate equity performance.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/15
Simon Property Group	7.4%
AvalonBay Communities	4.2
General Growth Properties	3.4
Mitsubishi Estate	3.2
Prologis	3.1
SL Green Realty	3.1
Regency Centers	3.0
Vornado Realty Trust	2.9
Boston Properties	2.9
Mitsui Fudosan	2.8
Federal Realty Investment Trust	2.8
Shaftesbury	2.7
Hongkong Land Holdings	2.5
Douglas Emmett	2.5
Public Storage	2.5
Macerich Company	2.4
PSP Swiss Property	2.2
Cheung Kong Property Holdings	2.2
Scentre	2.2
Essex Property Trust	2.2
Vicinity Centres	2.1
Gecina	2.1
Nippon Accommodations Fund	1.9
Wharf Holdings	1.9
CapitaLand Mall Trust	1.8
Total	70.0%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE					
Beginning of period	$ 19.98	$ 17.83	$ 18.02	$ 14.65	$ 15.71
Investment activities					
Net investment income[(1)]	0.27[(2)]	0.33[(3)]	0.31[(3)]	0.30[(3)]	0.26[(3)]
Net realized and unrealized gain / loss	0.02[(4)]	2.23	(0.08)	3.82	(0.97)
Total from investment activities	0.29	2.56	0.23	4.12	(0.71)
Distributions					
Net investment income	(0.23)	(0.30)	(0.31)	(0.37)	(0.23)
Net realized gain	(0.25)	–	(0.09)	(0.38)	(0.09)
Tax return of capital	–	(0.11)	(0.03)	–	(0.03)
Total distributions	(0.48)	(0.41)	(0.43)	(0.75)	(0.35)
Redemption fees added to paid-in capital[(1)]	–	–	0.01	–	–
NET ASSET VALUE					
End of period	**$ 19.79**	**$ 19.98**	**$ 17.83**	**$ 18.02**	**$ 14.65**

Ratios/Supplemental Data					
Total return[(5)]	**1.47%[(2)]**	**14.47%[(3)]**	**1.37%[(3)]**	**28.40%[(3)]**	**(4.58)%[(3)]**
Ratio of total expenses to average net assets	1.05%[(2)]	1.05%[(3)]	1.05%[(3)]	1.05%[(3)]	1.05%[(3)]
Ratio of net investment income to average net assets	1.32%[(2)]	1.69%[(3)]	1.65%[(3)]	1.79%[(3)]	1.66%[(3)]
Portfolio turnover rate	20.5%	9.3%	22.9%	4.4%	8.2%
Net assets, end of period (in thousands)	$ 202,783	$ 188,684	$ 175,354	$ 130,676	$ 43,468

(1) Per share amounts calculated using average shares outstanding method.

(2) See Note 6. Includes expenses repaid (0.02% of average net assets) related to its contractual expense limitation.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Advisor Class

	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE					
Beginning of period	$ 19.87	$ 17.74	$ 17.93	$ 14.58	$ 15.65
Investment activities					
Net investment income[1]	0.25[2]	0.27[2]	0.30[2]	0.27[2]	0.26[2]
Net realized and unrealized gain / loss	0.02[3]	2.26	(0.09)	3.82	(0.99)
Total from investment activities	0.27	2.53	0.21	4.09	(0.73)
Distributions					
Net investment income	(0.21)	(0.30)	(0.29)	(0.36)	(0.22)
Net realized gain	(0.25)	–	(0.09)	(0.38)	(0.09)
Tax return of capital	–	(0.10)	(0.03)	–	(0.03)
Total distributions	(0.46)	(0.40)	(0.41)	(0.74)	(0.34)
Redemption fees added to paid-in capital[1]	–	–	0.01	–	–
NET ASSET VALUE					
End of period	**$ 19.68**	**$ 19.87**	**$ 17.74**	**$ 17.93**	**$ 14.58**

Ratios/Supplemental Data

Total return[4]	**1.37%**[2]	**14.37%**[2]	**1.26%**[2]	**28.32%**[2]	**(4.73)%**[2]
Ratio of total expenses to average net assets	1.15%[2]	1.15%[2]	1.15%[2]	1.15%[2]	1.15%[2]
Ratio of net investment income to average net assets	1.22%[2]	1.42%[2]	1.64%[2]	1.58%[2]	1.65%[2]
Portfolio turnover rate	20.5%	9.3%	22.9%	4.4%	8.2%
Net assets, end of period (in thousands)	$ 30,924	$ 19,654	$ 9,796	$ 7,595	$ 795

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 4/30/17.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
AUSTRALIA 6.3%		
Common Stocks 6.3%		
Charter Hall Retail REIT	823,150	2,485
Scentre	1,686,440	5,111
Stockland	728,735	2,163
Vicinity Centres	2,407,288	4,878
Total Australia (Cost $15,868)		14,637
BRAZIL 0.4%		
Common Stocks 0.4%		
BR Malls Participacoes	144,800	404
Iguatemi Empresa de Shopping Centers	122,900	585
Total Brazil (Cost $2,553)		989
CANADA 1.8%		
Common Stocks 1.8%		
Brookfield Canada Office Properties	141,000	2,656
Canadian Real Estate Investment Trust	53,800	1,635
Total Canada (Cost $6,083)		4,291
FRANCE 5.5%		
Common Stocks 5.5%		
Gecina	40,056	4,860
Klepierre	88,263	3,914
Unibail-Rodamco	15,522	3,935
Total France (Cost $11,697)		12,709
HONG KONG 8.2%		
Common Stocks 8.2%		
Cheung Kong Property Holdings	787,500	5,116
Hongkong Land Holdings (USD)	829,900	5,787
Hysan Development	565,000	2,313

SWEDEN 1.2%		
Common Stocks 1.2%		
Hufvudstaden, A Shares	196,322	2,780
Total Sweden (Cost $2,162)		2,780
SWITZERLAND 2.2%		
Common Stocks 2.2%		
PSP Swiss Property	58,562	5,129
Total Switzerland (Cost $5,104)		5,129
UNITED KINGDOM 6.4%		
Common Stocks 6.4%		
Derwent London	71,609	3,868
Great Portland Estates	212,940	2,596
Hammerson	261,944	2,315
Shaftesbury	465,495	6,238
Total United Kingdom (Cost $9,435)		15,017
UNITED STATES 51.5%		
Common Stocks 51.5%		
American Campus Communities, REIT	94,600	3,911
AvalonBay Communities, REIT	53,200	9,796
Boston Properties, REIT	52,300	6,670
Corporate Office Properties Trust, REIT	91,600	2,000
Douglas Emmett, REIT	185,200	5,775
Equity Residential, REIT	32,200	2,627
Essex Property Trust, REIT	21,300	5,099
Federal Realty Investment Trust, REIT	44,300	6,472
General Growth Properties, REIT	289,800	7,886
Hilton Worldwide Holdings	83,141	1,779
Kilroy Realty, REIT	34,600	2,190

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $201,784)	$ 233,660
Dividends receivable	819
Receivable for shares sold	252
Cash	25
Foreign currency (cost $14)	14
Other assets	67
Total assets	234,837
Liabilities	
Payable for shares redeemed	881
Investment management fees payable	137
Due to affiliates	25
Other liabilities	87
Total liabilities	1,130
NET ASSETS	$ 233,707
Net Assets Consist of:	
Undistributed net investment income	$ 575
Accumulated undistributed net realized loss	(691)
Net unrealized gain	31,874
Paid-in capital applicable to 11,817,137 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	201,949
NET ASSETS	$ 233,707
NET ASSET VALUE PER SHARE	
Investor Class	
($202,783,252 / 10,245,714 shares outstanding)	$ 19.79
Advisor Class	
($30,924,112 / 1,571,423 shares outstanding)	$ 19.68

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

($000s)

		Year Ended 12/31/15
Investment Income (Loss)		
Income		
Dividend (net of foreign taxes of $342)		$ 5,593
Interest		54
Total income		5,647
Expenses		
Investment management		1,649
Shareholder servicing		
Investor Class	$ 347	
Advisor Class	48	395
Rule 12b-1 fees		
Advisor Class		71
Prospectus and shareholder reports		
Investor Class	44	
Advisor Class	5	49
Custody and accounting		236
Registration		68
Legal and audit		35
Directors		1
Miscellaneous		12
Repaid to Price Associates		17
Total expenses		2,533
Net investment income		3,114
Realized and Unrealized Gain / Loss		
Net realized gain (loss)		
Securities		5,380
Foreign currency transactions		(57)
Net realized gain		5,323
Change in net unrealized gain / loss		
Securities		(7,011)
Other assets and liabilities denominated in foreign currencies		(1)
Change in net unrealized gain / loss		(7,012)
Net realized and unrealized gain / loss		(1,689)
INCREASE IN NET ASSETS FROM OPERATIONS		$ 1,425

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/15	12/31/14
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 3,114	$ 3,341
Net realized gain (loss)	5,323	(144)
Change in net unrealized gain / loss	(7,012)	23,014
Increase in net assets from operations	1,425	26,211
Distributions to shareholders		
Net investment income		
Investor Class	(2,368)	(2,940)
Advisor Class	(306)	(221)
Net realized gain		
Investor Class	(2,598)	–
Advisor Class	(398)	–
Tax return of capital		
Investor Class	–	(1,024)
Advisor Class	–	(77)
Decrease in net assets from distributions	(5,670)	(4,262)
Capital share transactions*		
Shares sold		
Investor Class	64,292	46,964
Advisor Class	19,888	11,909
Distributions reinvested		
Investor Class	4,511	3,580
Advisor Class	704	297
Shares redeemed		
Investor Class	(51,460)	(57,730)
Advisor Class	(8,351)	(3,815)
Redemption fees received	29	35
Increase in net assets from capital share transactions	29,613	1,240
Net Assets		
Increase during period	25,368	23,189
Beginning of period	208,339	185,150
End of period	**$ 233,707**	**$ 208,339**
Undistributed net investment income	575	260

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Global Real Estate Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a nondiversified, open-end management investment company. The fund seeks to provide long-term growth through a combination of capital appreciation and current income. The fund has two classes of shares: the Global Real Estate Fund original share class, referred to in this report as the Investor Class, offered since October 27, 2008, and the Global Real Estate Fund–Advisor Class (Advisor Class), offered since October 27, 2008. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan; the Investor Class does not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid by each class quarterly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2015:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $74,453,000 and $46,273,000, respectively, for the year ended December 31, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the character of income on passive foreign investment companies. For the year ended December 31, 2015, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2015 and December 31, 2014, were characterized for tax purposes as follows:

At December 31, 2015, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the realization of gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended December 31, 2015, the fund utilized $1,096,000 of capital loss carryforwards. Certain dividends declared by real estate investment trusts (REITs) in December and paid the following January are recognized for tax purposes in the subsequent year (REIT income deferrals) but, for financial reporting purposes, are included in the fund’s dividend income on ex-date.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At December 31, 2015, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2015, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are also each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, $17,000 of expenses were repaid to Price Associates during the year ended December 31, 2015. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $664,000 remain subject to repayment by the fund at December 31, 2015.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31, 2015, expenses incurred pursuant to these service agreements were $145,000 for Price Associates; $205,000 for T. Rowe Price Services, Inc.; and $4,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 575,000 shares of the Investor Class, representing 5% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Global Real Estate Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global Real Estate Fund, Inc. (the “Fund”) at December 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 19, 2016

Tax Information (Unaudited) for the Tax Year Ended 12/31/15

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $3,204,000 from long-term capital gains, of which $3,179,000 was subject to a long-term capital gains tax rate of not greater than 20% and $25,000 to a long-term capital gains tax rate of not greater than 25%.

For taxable non-corporate shareholders, $1,212,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $44,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009 to
(1944)	present); Director, BioMed Realty Trust (2013 to present); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[181]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2008	present); Director and Advisory Board Member, Deutsche Bank
[181]	North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004
to 2012)

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, an owner and operator of industrial properties (2009 to
2013	present); Chairman of the Board (2005 to present) and Director
[181]	(1999 to present), Starwood Hotels & Resorts, a hotel and
leisure company

Robert J. Gerrard, Jr.	Chairman of the Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc., a provider of wireless voice and data services for
2012	telecommunications companies (2008 to 2011); Advisory Board
[181]	Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997
to present)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives, Black & Decker Corporation
2013	(2004 to 2010)
[181]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization
[181]	(2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (2011 to present); Member,
President’s Council of Economic Advisers (2009 to 2011); Chair
of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2008	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[181]	General Growth Properties, Inc. (2010 to 2013); Director, Blackstone
Mortgage Trust, a real estate financial company (2012 to present);
Director and Chairman of the Board, Brixmor Property Group, Inc.
(2013 to present); Director, Hilton Worldwide (2013 to present);
Director, Hudson Pacific Properties (2014 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[181]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2008	Chairman of the Board, Director, and President, T. Rowe Price
[181]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2008	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[127]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Global Real Estate Fund	Principal Occupation(s)

Harishankar Balkrishna (1983)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Richard N. Clattenburg, CFA (1979)	Vice President, Price Singapore, T. Rowe Price,
Vice President	T. Rowe Price Group, Inc., and T. Rowe
Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Tetsuji Inoue (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Equity
Sales, JP Morgan Chase Securities Ltd. (to 2012)

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Nina P. Jones, CPA (1980)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Jai Kapadia (1982)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.; formerly, student, MIT Sloan
School of Management (to 2011)

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

David M. Lee, CFA (1962)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Robert J. Marcotte (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Viral Patel (1969)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International; formerly, Vice
President, Berstein Value Equities (to 2011)

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,158,000 and $2,283,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Real Estate Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 19, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 19, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date February 19, 2016